UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported)
May 7, 2007 (May 1, 2007)
STERLING CHEMICALS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or other jurisdiction of incorporation)	000-50132 (Commission File No.)	76-0502785 (IRS Employer Identification No.)

333 Clay Street, Suite 3600 Houston, Texas (Address of principal executive offices)	77002-4109 (Zip Code)
(713) 650-3700
(Registrant’s telephone number, including area code)
Not Applicable
(Former names or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
     On May 1, 2007, Sterling Chemicals, Inc. (“Sterling”) entered into a new collective bargaining agreement (the “Collective Bargaining Agreement”) with The Texas City Texas, Texas Metal Trades Council, AFL-CIO (the “Union”). The Union represents 105 of Sterling’s hourly employees who work at Sterling’s Texas City, Texas facility. The Collective Bargaining Agreement is effective as of May 1, 2007, and will continue through May 1, 2012. Under the Collective Bargaining Agreement, Sterling and the Union agreed to the scope of work of the employees, hours of work, wage increases, benefits, vacation time, sick leave and other customary terms. The Collective Bargaining Agreement also specifies grievance procedures should any dispute arise between Sterling and any of its represented employees.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 7, 2007	STERLING CHEMICALS, INC.
	By:	/s/ Richard K. Crump
Richard K. Crump
President and Chief Executive Officer